Exhibit 99.(j)(2)

AMENDMENT

AMENDMENT made as of September 24, 2012 to that certain Custody Agreement dated as of November 7, 2002, as amended from time to time, between each Fund listed on the attached Schedule A thereto, including any series thereof (the “Fund”) and The Bank of New York Mellon (formerly, The Bank of New York) (“Custodian”) (such Global Custody Agreement hereinafter referred to as the “Custody Agreement”).  Capitalized terms not otherwise defined herein shall have the meaning assigned to them pursuant to the Custody Agreement.

WHEREAS, the parties wish to amend the Custody Agreement to add certain funds and or series thereof as parties to the Custody Agreement;

NOW, THEREFORE, for and in consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.  Schedule A of the Custody Agreement shall be amended as set forth in Exhibit I to this Amendment, attached hereto and made a part hereof.

2.  Each party represents to the other that this Amendment has been duly executed.

3.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts, shall, together, constitute only one amendment.

4.  This Amendment shall become effective for each Fund as of the date of first service as listed in Exhibit I hereto upon execution by the parties hereto. From and after the execution hereof, any reference to the Custody Agreement shall be a reference to the Custody Agreement as amended hereby. Except as amended hereby, the Custody Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Fund and Custodian have caused this Amendment to be executed by their duly authorized representatives, as of the day and year first above written.

IN WITNESS WHEREOF, the Fund and Custodian have caused this Amendment to be executed by their duly authorized representatives, as of the day and year first above written.

EACH FUND LISTED ON
SCHEDULE A HERETO

By:	/s/ Scott E. Benjamin
Name:	Scott E. Benjamin
Title:	Vice President

THE BANK OF NEW YORK MELLON

By:	/s/ Mary Jean Milner
Name:	Mary Jean Milner
Title:	Vice President

SCHEDULE A TO THE CUSTODY AGREEMENT

PART I	Date of First Service
Target Asset Allocation Funds (formerly, Strategic Partners Asset Allocation Funds)
Target Moderate Allocation Fund (formerly, Strategic Partners Moderate Allocation Fund)	January 6, 2002
Target Growth Allocation Fund (formerly, Strategic Partners Growth Allocation Fund)	January 6, 2002
Target Conservative Allocation Fund (formerly, Strategic Partners Conservative Allocation Fund)	January 6, 2002
Prudential Investment Portfolios 3 (formerly JennisonDryden Opportunity Funds)
Prudential Jennison Select Growth Fund	December 9, 2002
Jennison Small Cap Opportunity Fund	May 29, 2008 to August 26, 2009
Prudential Strategic Value Fund	December 9, 2002
Strategic Partners New Era Growth Fund	December 9, 2002 to March 2, 2007
SP Mid-Cap Value Fund	December 9, 2002 to November 11, 2005
Prudential Jennison Market Neutral Fund	April 23, 2010
Prudential Real Assets Fund	December 30, 2010
Prudential Real Assets Subsidiary, Ltd.	December 30, 2010
Prudential Investment Portfolios 5 (formerly Strategic Partners Style Specific Funds)
Prudential Jennison Conservative Growth Fund	November 18, 2002
Strategic Partners Large Capitalization Value Fund	November 18, 2002 to March 16, 2007
Strategic Partners Small Capitalization Growth Fund	December 9, 2002 to October 21, 2005
Prudential Small-Cap Value Fund	November 18, 2002
Strategic Partners Total Return Bond Fund	December 23, 2002 to March 2, 2007
Target Portfolio Trust
Target U.S Government Money Market Portfolio	December 23, 2002
Target Intermediate Term Bond Portfolio	December 23, 2002
Target International Bond Portfolio	December 23, 2002 to June 10, 2010
Target International Equity Portfolio	December 23, 2002
Target Large Capitalization Growth Portfolio	November 18, 2002
Target Large Capitalization Value Portfolio	November 18, 2002
Target Mortgage Backed Securities Portfolio	December 23, 2002
Target Small Capitalization Growth Portfolio	December 9, 2002
Target Small Capitalization Value Portfolio	November 18, 2002
Target Total Return Bond Portfolio	December 23, 2002
Prudential Investment Portfolios 2 (formerly Dryden Core Investment Fund)
Prudential Core Short-Term Bond Fund	June 6, 2005
Prudential Core Taxable Money Market Fund	June 6, 2005
Prudential Global Total Return Fund, Inc. (formerly Dryden Global Total Return Fund, Inc.)	June 6, 2005
Prudential Investment Portfolios 11 (formerly Dryden

Government Securities Trust)
Prudential Government Securities Money Market Fund	June 6, 2005
Prudential Investment Portfolios 4 (formerly Dryden Municipal Bond Fund)
Insured Series	June 6, 2005 to April 17, 2009
Prudential Muni High Income Fund	June 6, 2005
Prudential Short-Term Corporate Bond Fund, Inc. (formerly Dryden Short-Term Bond Fund, Inc.)
Prudential Short-Term Corporate Bond Fund, Inc.	June 6, 2005
Dryden Ultra Short Bond Fund	June 6, 2005 to September 14, 2007
Prudential MoneyMart Assets, Inc. (formerly MoneyMart Assets, Inc.)	June 6, 2005
Prudential Institutional Money Market Fund, Inc. (formerly Prudential Institutional Liquidity Portfolio, Inc.)
Prudential Institutional Money Market Fund, Inc.	June 6, 2005 to March 24, 2010
Prudential World Fund, Inc.
Prudential International Equity Fund	June 6, 2005
Jennison Global Growth Fund	June 6, 2005 to December 15, 2006
Prudential International Value Fund	November 4, 2005
Prudential Emerging Markets Debt Local Currency Fund	March 30, 2011
The High Yield Income Fund, Inc.	June 6, 2005 to June 19, 2009
Prudential Investment Portfolios, Inc.
Prudential Jennison Equity Opportunity Fund	June 27, 2005
Prudential Jennison Growth Fund	June 27, 2005
Prudential Asset Allocation Fund	June 6, 2005
Prudential Conservative Allocation Fund	July 25, 2005
Prudential Growth Allocation Fund	July 25, 2005
Prudential Moderate Allocation Fund	July 25, 2005
Prudential Small-Cap Core Equity Fund, Inc. (formerly Dryden Small-Cap Core Equity Fund, Inc.)	June 27, 2005
Prudential Investment Portfolios 9 (formerly Dryden Tax-Managed Funds)
Prudential Large Cap Core Equity Fund	June 27, 2005
Prudential International Real Estate Fund	December 21, 2010
Prudential Absolute Return Bond Fund	March 30, 2011
Prudential Investment Portfolios 8 (formerly Dryden Index Series Fund)
Prudential Stock Index Fund	June 27, 2005
Prudential Jennison 20/20 Focus Fund (formerly Jennison 20/20 Focus Fund)	June 27, 2005
Prudential Jennison Natural Resources Fund, Inc. (formerly Jennison Natural Resources Fund, Inc.)	June 27, 2005
Prudential Sector Funds, Inc.
Prudential Health Sciences Fund	June 27, 2005
Prudential Financial Services Fund	June 27, 2005
Jennison Technology Fund	June 27, 2005 to September 21, 2007
Prudential Utility Fund	June 27, 2005

Prudential Jennison Small Company Fund, Inc. (formerly Jennison Small Company Fund, Inc.)	June 27, 2005
Prudential Jennison Mid Cap Growth Fund (formerly, Jennison Mid Cap Growth Fund)	June 27, 2005
Prudential Investment Portfolios 7 (formerly JennisonDryden Portfolios)
Prudential Jennison Value Fund	June 27, 2005
Dryden US Equity Active Extension Fund	December 27, 2007 to August 26, 2009
Prudential Total Return Bond Fund, Inc. (formerly Dryden Total Return Bond Fund, Inc.)	July 25, 2005
Prudential Investment Portfolios, Inc. 14 (formerly Prudential Government Income Fund, Inc)
Prudential Government Income Fund (formerly Prudential Government Income Fund, Inc.)	July 25, 2005
Prudential Floating Rate Income Fund	March 31, 2011
Prudential’s Gibraltar Fund, Inc.	July 25, 2005
Cash Accumulation Trust
Liquid Assets Fund	September 12, 2005 to May 19, 2010
National Money Market Fund	September 12, 2005 to November 20, 2007
Prudential Investment Portfolios 6 (formerly Dryden California Municipal Fund)
Prudential California Muni Income Fund	September 12, 2005 to December 15, 2006
California Series	September 12, 2005
Dryden Municipal Series Fund
Florida Series	September 12, 2005 to December 15, 2006
New Jersey Series	September 12, 2005 to December 15, 2006
New York Series	September 12, 2005 to December 15, 2006
Pennsylvania Series	September 12, 2005 to December 15, 2006
Prudential National Muni Fund, Inc. (formerly Dryden National Municipals Fund, Inc.)	September 12, 2005
Dryden Tax-Free Money Fund	September 12, 2005 to April 7, 2008
Prudential Jennison Blend Fund, Inc. (formerly Jennison Blend Fund, Inc.)	September 12, 2005
The Asia Pacific Fund, Inc.	October 31, 2005
The Prudential Series Fund
SP Growth Asset Allocation Portfolio	January 1, 2006
Diversified Bond Portfolio	January 1, 2006
Government Income Portfolio	January 1, 2006
High Yield Bond Portfolio	January 1, 2006
Conservative Balanced Portfolio	January 1, 2006
Flexible Managed Portfolio	January 1, 2006
Global Portfolio	January 1, 2006
Jennison 20/20 Focus Portfolio	January 1, 2006
Jennison Portfolio	January 1, 2006
Natural Resources Portfolio	January 1, 2006
Small Capitalization Stock Portfolio	January 1, 2006
SP Prudential U.S. Emerging Growth Portfolio	January 1, 2006
Stock Index Portfolio	January 1, 2006
Value Portfolio	January 1, 2006

Money Market Portfolio	January 1, 2006
SP Aggressive Growth Asset Allocation Portfolio	January 1, 2006 to October 22, 2009
SP Balanced Asset Allocation Portfolio	January 1, 2006 to October 22, 2009
SP Conservative Asset Allocation Portfolio	January 1, 2006 to October 22, 2009
Advanced Series Trust
AST Bond Portfolio 2015	January 28, 2008
AST Bond Portfolio 2018	January 28, 2008
AST Bond Portfolio 2019	January 28, 2008
AST Investment Grade Bond Portfolio	January 28, 2008
AST Bond Portfolio 2016	January 2, 2009
AST Bond Portfolio 2020	January 2, 2009
Prudential Investment Portfolios 12
Prudential US Real Estate Fund	December 21, 2010
Prudential Short Duration High Yield Fund, Inc.	March 8, 2012
Prudential Global Short Duration High Yield Fund, Inc.